Exhibit 10.35

FIRST AMENDMENT TO

SUBORDINATED NOTE

This First Amendment dated as of September 28, 2012 (the “First Amendment”) to the Subordinated Note dated as of May 14, 2012 (the “Note”) by and between Windsor Permian LLC, a Delaware limited liability company, and Lambda Investors LLC, a Delaware limited liability company.

WHEREAS, the parties desire to amend certain terms of the Note.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. “Twenty five million dollars ($25,000,000)” found in the first sentence of the Note shall be deleted and replaced with “forty-five million dollars ($45,000,000).”

2. Except as expressly amended herein, the Note shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered as of the date first written above.

WINDSOR PERMIAN LLC

/s/ Steven E. West
Name: Steven E. West Title: Vice President

Prepared by: Daniel J. Weiner

Approved by: Arthur Amron